UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 7, 2024

MultiSensor AI Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-40916 (Commission File Number)	86-3938682 (I.R.S. Employer Identification No.)

2105 West Cardinal Drive Beaumont, Texas		77705
(Address of principal executive offices)		(Zip Code)

(866) 861-0788

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	MSAI	The NASDAQ Stock Market LLC
Warrants to purchase common stock	MSAIW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Earnout Waiver

MultiSensor AI Holdings, Inc. (the “Company”) today entered into an agreement (the “Earnout Waiver Agreement”) to terminate a provision of the Business Combination Agreement with SportsMap Tech Acquisition Corp., dated December 5, 2022 (the “Business Combination Agreement”), that would have required the issuance of up 2,400,000 shares of the company’s common stock to certain former holders of Infrared Cameras Holdings, Inc., the target private operating company that was party to the business combination (the “Business Combination”) and that is currently an operating subsidiary of the Company, upon the future occurrence of certain triggering events. Following the Business Combination, and pursuant to the Business Combination Agreement, certain former securityholders of Infrared Cameras Holdings, Inc., would be entitled receive up to 2,400,000 shares of the Company’s common stock upon the occurrence of certain triggering events. The Earnout Waiver Agreement is effective as of March 7, 2024.

The foregoing description of the Earnout Waiver Agreement is qualified in its entirety by reference to the complete text of the Earnout Waiver Agreement, a copy of which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Lock-Up Waiver

Additionally, on March 7, 2024, the Company entered into an agreement to waive the lock-up restrictions (the “Lock-Up Waiver Agreement”) with respect to 2,123,746 shares of the Company’s common stock which are currently subject to lock-up pursuant to that certain Lock-Up Agreement, dated December 19, 2023, between the Company, SportsMap, LLC and certain other holders of the Company’s common stock. The 2,123,746 shares being released from lock-up restrictions are held by certain holders who are not affiliates of the Company. Without such waiver, these shares would have been subject to lock-up restrictions until June 19, 2024.

The foregoing description of the Lock-Up Waiver Agreement is qualified in its entirety by reference to the complete text of the form of Lock-Up Waiver Agreement, a copy of which is filed herewith as Exhibit 10.2 and is incorporated herein by reference.

Item 8.01 Other Events

As previously disclosed, on December 20, 2023 the Company received a notice from The Nasdaq Stock Market LLC (“Nasdaq”) indicating that the Company had not complied with all of the requirements of the Nasdaq Rule IM-5101-2.

The Company previously announced that the Company timely requested a hearing before the Panel. Such hearing is scheduled be held on March 21, 2024. The hearing request automatically stayed any suspension or delisting action pending the hearing and the expiration of any additional extension period granted by the hearing panel following the hearing. Pursuant to the Nasdaq Listing Rules, the Panel is authorized to grant, if it deems appropriate, an additional extension period through June 17, 2024 for the Company to satisfy Nasdaq’s initial listing requirements.

Forward Looking Statements

This Current Report on Form 8-K (the “Current Report”) contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. In some cases, forward-looking statements can be identified by words such as “will,” “believe,” “anticipate,” “expect,” “estimate,” “intend,” “plan,” or their negatives or variations of these words, or similar expressions. All statements contained in this Current Report that do not strictly relate to matters of historical fact should be considered forward-looking statements, including, without limitation, statements regarding the Company’s ability to satisfy the listing criteria of Nasdaq. These forward-looking statements are subject to risks, uncertainties and assumptions, some of which are beyond our control. In addition, these forward-looking statements reflect our current views with respect to future events and are not a guarantee of future performance. Actual outcomes may differ materially from the information contained in the forward-looking statements as a result of a number of factors, including, the risk that we and our current and future collaborators are unable to successfully develop and commercialize our products or services, or experience significant delays in doing so; the risk that we may never achieve or sustain profitability; the risk that we will need to raise additional capital to execute our business plan, which may not be available on acceptable terms or at all; the risk that we experience difficulties in managing our expected growth and expanding operations; the risk that third party suppliers and manufacturers are not able to fully and timely meet their obligations; the risk that we are unable to secure or protect our intellectual property; the possibility that we may be adversely affected by other economic, business, and/or competitive factors; and other risks and uncertainties discussed under the “Risk Factors” section of the Company’s prospectus in the registration statement on Form S-1/A filed with the Securities and Exchange Commission on December 19, 2023, and the Company’s other periodic filings with the SEC. Because forward-looking statements are inherently subject to risks and uncertainties, you should not rely on these forward-looking statements as predictions of future events. Any forward-looking statement made in this Current Report is based only on information currently available and speaks only as of the date on which it is made. Except as required by applicable law, the Company expressly disclaims any obligations to publicly update any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated March 7, 2024.
10.1	Earnout Waiver Agreement dated March 7, 2024
10.2	Lock-Up Waiver Agreement dated March 7, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MultiSensor AI Holdings, Inc.

Date: March 7, 2024	By:	/s/ Peter Baird
	Name:	Peter Baird
	Title:	Chief Financial Officer